EXHIBIT 99.5


                        SERVICES AND MANAGEMENT AGREEMENT

         THIS SERVICES AND MANAGEMENT AGREEMENT (this "Agreement") is made as of this 28th day of September 2001, by and between High Speed Access Corp., a Delaware corporation (the "Company"), and Charter Communications, Inc., a Delaware corporation ("CCI").

                                    RECITALS

         WHEREAS, the Company and Charter Communications Holding Company, LLC, a Delaware limited liability company ("Charter Holdco") (by assignment from CCI), are parties to a Network Services Agreement dated as of November 25, 1998 (the "Full Turnkey Agreement") and a Network Services Agreement dated as of May 12, 2000 (the "Second NSA Agreement," and together with the Full Turnkey Agreement, the "Network Services Agreements");

         WHEREAS, the Company and Charter Holdco are entering into an Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement"); and

         WHEREAS, in order to induce Charter HoldCo to enter into the Purchase Agreement, the Company is willing to allow CCI to perform certain services heretofore performed by the Company pursuant to the Network Services Agreements and is willing to grant CCI the right to manage, after the HSR Date, certain aspects of the Cable Modem Business, in each case on the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meaning assigned such terms in the Purchase Agreement.

         Section 2. Appointment. The Company appoints CCI and CCI agrees to perform the Services (as defined below) on the terms and conditions set forth in this Agreement.

         Section 3. Effectiveness; Term. The term of this Agreement (the "Effective Period") will commence as of the date hereof, except for Section 5(b), which shall become effective on the HSR Date. The Effective Period will continue for so long as either of the Network Services Agreements is in effect, unless terminated earlier pursuant to Section 11 of this Agreement.

         Section 4. Duties of CCI. Subject to the limitations and other terms and conditions set forth in this Agreement,

                  (a) CCI shall have sole responsibility for performing the services described in the Full Turnkey Agreement relating to the installation of internet access service to residential and commercial subscribers of CCI and its

Affiliates (the "Installation Services") according to the information on installs provided by the Company;

                  (b) CCI shall have sole responsibility for and agrees to procure at its cost, all cable modems, after deployment of the Modem Inventory, required for its performance of the Installation Services (the "Modem Services"); and

                  (c) CCI and the Company shall each have the right to perform (at their respective cost) the services described in the Network Services Agreements relating to the marketing of internet access service to residential and commercial customers of CCI and its Affiliates (the "Marketing Services").

         Section 5. Rights and Obligations of CCI.
                    -----------------------------

                  (a) CCI shall obtain all modems required for its performance of the Installation Services from the Modem Inventory of the Company. After all such modems have been deployed, CCI shall be responsible for purchasing at its sole cost modems required for its performance of the Installation Services as contemplated in Section 4(b) above.

                  (b) In addition to performing the Installation Services, Modem Services and Marketing Services, CCI shall have the right, at its option and subject to Section 9 hereof, to perform certain additional services (the "Additional Services" and, together with the Installation Services, Modem Services and Marketing Services, the "Services") with respect to management of certain aspects of the Cable Modem Business, in order to facilitate the transition of the Cable Modem Business operations from the Company to Charter Holdco or its permitted assignees as contemplated by the Purchase Agreement. More specifically, the Additional Services shall be as follows:

                        (i) participation in Company policy-making related to and to provide input on processes relating to the customer care function and the operation of the Network Operations Center in Louisville, Kentucky, ("NOC"), including without limitation, the coordination of communications between the NOC, customer care and CCI regional-level personnel to provide feedback between parties;

                        (ii) responsibility for making decisions relating to the pursuit, termination and prioritization of the Company's Cable Modem Business projects relating to engineering design and information systems infrastructure and operation; provided, however, that absent a CCI decision on abandoning a planned project or terminating an existing project, the Company shall continue its current plans with respect thereto, including, without limitation, placing training materials on the web, Gensys, WebDT and database clean-up;



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

                        (iii) determining which of the employees listed in the Offer Schedule and the Review Schedule shall be assigned to provide any of the Services under this Agreement;

                        (iv) the formulation, implementation and supervision of sales, marketing and advertising programs, policies and procedures related to the Cable Modem Business; and

                        (v) the establishment and direction of technical standards and procedures related to the Cable Modem Business.

                  (c) CCI will employ reasonable industry standards in performing the Services, provided that notwithstanding anything herein, neither CCI nor any of its officers, directors, Affiliates or agents shall have any liability, express or implied, for any action taken or omitted to be taken by CCI or for any failure or delay in performing or exercising any obligation, duty, right, power or authority possessed by CCI under this Agreement except for actual losses, if any, suffered by the Company that are caused by CCI's bad faith, willful misconduct or gross negligence.

                  (d) CCI shall not exercise its rights under Section 5(b) in a manner which will materially interfere with the ability of the Company or any of its Subsidiaries to perform their respective existing contractual obligations or to wind down the Company's non-Cable Modem Business operations.

         Section  6. Obligations of the Company.
                     --------------------------

                  (a) Except as otherwise expressly provided herein, during the period from the date of this Agreement to the Closing Date, the Company shall conduct the Cable Modem Business as contemplated in Section 7.01 of the Purchase Agreement.

                  (b) In order to facilitate CCI's performance of Services hereunder, the Company shall:

                        (i) provide such access to its systems as is reasonably necessary for CCI to verify implementation of security improvement measures requested prior to the date hereof as discussed between the Company and CCI. CCI acknowledges that the Company shall not be responsible for the purchase of any hardware or software in connection with such security improvements;

                        (ii) provide CCI and its representatives access to CMB Business Records and systems operating information during regular business hours, on the terms set forth in Section 7.03 of the Purchase Agreement;



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

                        (iii) notify CCI promptly regarding the cancellation or threatened cancellation of any circuit servicing the Cable Modem Business, specifying the subscribers served by such circuit;

                        (iv) provide to CCI, at CCI's request and without undue delay, cable modems from the Modem Inventory;

                        (v) permit a third party engaged by CCI at its sole cost (namely, Cisco Systems or a similar entity) to perform a security audit of the Company's systems that are a part of the Cable Modem Business. The Company agrees to cooperate with CCI and such auditing entity and agrees to provide such access to the Company's systems and personnel as is reasonably requested in connection with such audit;

                        (vi) provide representatives of CCI access to and reasonable workplace accommodations at the Company's locations as requested by CCI for the performance by CCI of any of the Services for so long as any employees or representatives of the Company have access to such locations; and

                        (vii) cooperate with CCI in resolving disputes of CCI and Company personnel.

         Section 7. Employees.
                    ---------

                  (a) Any employees of the Company from time to time involved in performing the Services shall at all times prior to the Closing (unless sooner terminated by the Company) remain employees of the Company and shall not become or be deemed to be employees of CCI or any of its Affiliates.

                  (b) The Company shall be responsible for hiring, paying, providing benefits to, maintaining appropriate personnel records in relation to, and disciplining and discharging in its sole discretion all Company personnel.

                  (c) CCI shall have responsibility for resolving complaints asserted by CCI personnel to the extent they involve acts by CCI, its employees, or its agents. The Company shall provide CCI with its reasonable cooperation in attempts by CCI to resolve such complaints.

                  (d) The Company shall have responsibility for resolving complaints asserted by CCI personnel to the extent they involve acts by the Company, its employees, or its agents or other personnel performing services for the Company. CCI shall provide the Company with its reasonable cooperation in attempts by the Company to resolve such complaints.

                  (e) Company personnel shall, under no circumstances, be eligible either to participate in any employee benefit plans maintained by CCI or any of its Affiliates or to receive any fringe benefits from CCI during the


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

term of this Agreement and any extensions thereof, nor shall they be deemed to be employees of CCI for purposes of participating in any such benefit plans.

                  (f) CCI employees who are assigned to provide Services to the Company shall at all times remain the employees of CCI.

                  (g) Neither of the parties will discriminate against or unlawfully harass any personnel covered by this Agreement based on their color, race, creed, religion, age, gender, disability, veteran's status, reserve military obligations or any other factor prohibited by federal, state and/or local law.

                  (h) Each of the parties will maintain in effect at all times procedures whereby the Company and CCI personnel providing Services can report complaints of harassment and/or illegal discrimination. Each of the parties will promptly notify the other of all reported claims of harassment and/or or illegal discrimination involving the other's employees.

                  (i) CCI and the Company shall each, in consultation with each other, fulfill their respective legal obligations, if any, to grant requests for leave to which their respective employees may be entitled under the Americans With Disabilities Act ("ADA"), the Family and Medical Leave Act ("FMLA"), or any other applicable laws.

                  (j) With respect to Company personnel and CCI personnel, each party shall, to the extent applicable, at all times comply with all laws and regulations pertaining to labor and employment matters, including, but not limited to, the FMLA, the Age Discrimination in Employment Act, the Fair Labor Standards Act, ERISA, the Equal Pay Act, Workers' Compensation laws, ADA, all laws prohibiting employment discrimination, and the Fair Credit Reporting Act, and all laws set forth in Section 10(c) below.

                  (k) CCI and the Company will cooperate with each other to investigate and respond to claims or complaints asserted in connection with any personnel matters arising in connection with the performance of Services under this Agreement.

                  (l) CCI and the Company intend and agree that no employee of either party or any other person shall be considered a third-party beneficiary to this Agreement.

         Section 8. Fees Payable by the Company for Installation and Marketing
                    ----------------------------------------------------------
Services.
---------

                  (a) In connection with CCI's performance of the Installation Services and Marketing Services, the Company shall pay to CCI the following amounts for each new subscriber connection added during the Effective Period:



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

                        (i) an installation fee equal to $115;

                        (ii) a marketing fee equal to $50;

                        (iii) $150 for each Com 21 modem installed during the Effective Period (other than modems obtained by CCI from the Company's Modem Inventory); and

                        (iv) $100 for each new DOCSIS modem installed during the Effective Period (other than modems obtained by CCI from the Company's Modem Inventory).

                  (b) Commencing with the month during which this Agreement is executed, CCI shall provide to the Company within thirty (30) days of the end of each calendar month a statement showing the gross number of new subscriber connections added by CCI, the number and type of modems installed (other than modems obtained by CCI from the Company's Modem Inventory) for the month covered by such statement and the total amount payable to CCI with respect to such month, based upon the fees set forth in Section 8(a) hereof.

                  (c) No amount shall be payable by the Company to CCI pursuant to Section 8(a) hereof except as provided in this Section 8(c). If this Agreement is terminated in accordance with Section 11 hereof prior to the Closing, then all amounts payable under Section 8(a) hereof which have accrued up to the date of such termination shall immediately become due and payable to CCI upon the earlier of (i) the Closing, in which case such amount shall be automatically waived and no longer payable by the Company to CCI or (ii) the termination of the Purchase Agreement.

                  (d) If the Purchase Agreement is terminated, then to the extent that CCI is collecting billing revenues pursuant to the Full Turnkey Agreement and the Billing Letter Agreement of even date herewith, CCI shall have the right to deduct from the revenues collected amounts owed CCI under Section 8(a) hereof.

         Section 9. Incremental Costs Payable by CCI.
                    --------------------------------

                  (a) CCI shall be responsible for paying all Incremental Costs. As used herein, "Incremental Costs" shall mean costs and expenses incurred by the Company to the extent relating to and arising from CCI's exercise of its rights and obligations under Section 5(b) hereof and shall not include costs incurred by the Company in the performance of its obligations under Section 7.01 of the Purchase Agreement or costs that the Company would have incurred without CCI's exercise of such rights and obligations, notwithstanding that such costs and expenses may be incurred for different reasons. For clarification, and by way of example, if a decision by CCI results in a reassignment of Company personnel within the Company without creating the need to hire replacement personnel, no Incremental Costs have been incurred and all costs associated with


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

the employment of such reassigned personnel shall continue to be paid by the Company. By way of further example, if as a result of a CCI decision, the Company purchases equipment or hardware, the costs of such equipment or hardware are Incremental Costs.

                  (b) The Company shall prepare a written statement (each such statement, a "Statement of Costs") setting forth the Company's good faith estimate of anticipated Incremental Costs, if any, with respect to each exercise by CCI of its rights under Section 5(b) hereof and shall deliver such Statement of Costs to CCI promptly upon the Company's receipt of notice of CCI's desire to exercise its rights under Section 5(b) hereof. CCI shall acknowledge and agree to be responsible for such costs by executing each Statement of Costs and returning the same to the Company. The Company shall not be required to implement changes requested by CCI underlying such Incremental Costs until CCI has provided such acknowledgement and agreement. In addition, the Company shall provide written notice to CCI as soon as it reasonably anticipates that the amount of the Incremental Costs included in any Statement of Costs will exceed the amount set forth on the original Statement of Costs by the greater of ten percent (10%) or Five Thousand Dollars ($5,000). Upon receipt of such notice, CCI shall have the right to terminate or modify the project to which the Statement of Costs relates; provided, however, that CCI shall pay all costs incurred by the Company in reliance on CCI's approval of the initial Statement of Costs, including costs relating to the period after termination or modification of the project.

                  (c) Incremental Costs shall be due and payable as follows. If the aggregate amount of Incremental Costs the incurrence of which has been acknowledged and agreed by CCI pursuant to Section 9(b) above is less than or equal to One Hundred Thousand Dollars ($100,000), then such Incremental Costs shall not be due and payable by CCI to the Company until the earlier of (i) the Closing, in which case such amount shall be paid by Charter Holdco to the Company as an adjustment to the Purchase Price as contemplated in Section 3.03(b) of the Purchase Agreement or (ii) the termination of this Agreement (other than as a result of the Closing), in which case such amount shall, subject to Section 9(d) below, be immediately due and payable. Any Incremental Costs in excess of One Hundred Thousand Dollars shall be due and payable by CCI to the Company within thirty (30) days of delivery by the Company of an invoice therefor itemizing the amounts and accompanied by written evidence of amounts paid by the Company.

                  (d) Notwithstanding the foregoing, if this Agreement is terminated (i) by the Company other than in accordance with Section 11 hereof, or (ii) upon termination of the Purchase Agreement (1) by Charter Holdco pursuant to Section 10.01(d) of the Purchase Agreement, (2) pursuant to Section 10.01(e)(i) of the Purchase Agreement (but only if termination pursuant to Section 10.01(e)(i) of the Purchase Agreement is a result of the negligent or willful failure of the Company to perform any obligations required to be performed by it thereunder on or prior to the date of termination) or (3) by


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

either Charter Holdco or the Company pursuant to Section 10.01(e)(ii) of the Purchase Agreement, then any accrued and unpaid Incremental Costs in respect of the period up to the date of such termination shall immediately cease to be payable by CCI to the Company and the Company shall waive any right to receive such payment.

                  (e) For the avoidance of doubt, Incremental Costs shall be payable by CCI to the Company in accordance with Section 9(c) hereof if this Agreement is terminated (i) pursuant to Section 11(a)(i) in connection with the Closing or earlier termination of the Purchase Agreement (1) pursuant to Section 10.01(a) of the Purchase Agreement, (2) by either party pursuant to Section 10.01(b) of the Purchase Agreement (subject to the proviso contained therein),
(3) by the Company pursuant to Section 10.01(c) of the Purchase Agreement or (4) pursuant to Section 10.01(e)(i) (other than as a result of the negligent or willful failure of the Company to perform any obligations required to be performed by it thereunder on or prior to the date of termination), (ii) pursuant to Sections 11(a)(ii) or 11(b)(iii) hereof or (iii) by CCI for any reason, whether pursuant to Section 11(b)(iv) hereof or otherwise (other than contemporaneously with, immediately prior to or in connection with termination of the Purchase Agreement as set forth in Section 9(d)(ii) above).

         Section 10. Indemnification.
                     ---------------

                  (a) Indemnification By the Company. The Company will indemnify, defend and hold harmless CCI and its owners, officers, directors, agents and employees from and against any and all claims, losses, liabilities and demands of every kind and nature whatsoever against CCI by third parties, including, without limitation, the costs as and when incurred of investigating and defending any such claims, liabilities and demands, including, without limitation, reasonable attorneys', accountants' and experts' fees and disbursements therefor, arising in connection with CCI's authorized activities set forth herein; provided, however, that the Company shall not be required to indemnify or hold harmless any such person from any claims, losses, liabilities or demands which arise from actions (or failures to act) which are performed in bad faith or which arise out of willful misconduct or gross negligence by such person.

                  (b) Indemnification By CCI. CCI will indemnify, defend and hold harmless the Company and its owners, officers, directors, agents and employees from and against any and all claims, losses, liabilities and demands of every kind and nature whatsoever, against the Company by third parties including, without limitation, the costs as and when incurred of investigating and defending any such claims, liabilities and demands, including, without limitation, reasonable attorneys', accountants' and experts' fees and disbursements therefore, arising in connection with CCI's failure to perform its obligations as set forth herein or CCI's actions which are performed by it in bad faith or which arise out of its willful misconduct or gross negligence by CCI.



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

                  (c) Employment Matters Indemnity. Each of the Company and CCI recognizes that the relationship contemplated in this Agreement creates the possibility that a third party claim could be asserted seeking to hold one of them vicariously liable for the conduct of the other or jointly or severally liable. Accordingly, in addition to the other indemnification rights set forth in this Section 10, each of the Company and CCI agrees to indemnify the other only for such liability as may be imputed to it under the law based on the conduct of the other, including but not limited to conduct arising out of, based upon or resulting from any act or omission of the other under Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the ADA; the FMLA; the Immigration Reform and Control Act of 1986, as amended; all state and city equal pay acts; state and city labor laws; state worker's compensation laws; state fair employment and human rights laws; the Fair Labor Standards Act, as amended; the Employee Retirement Security Act of 1974, as amended; the National Labor Relations Act, as amended; Sections 1981 - 1988 of Title 42 of the United States Code, as amended; any and all claims under any other federal, state, or local labor laws, civil rights laws, fair employment practices laws, or human rights laws; any and all claims of slander, libel, defamation, invasion of privacy, intentional or negligent infliction of emotional distress, intentional or negligent misrepresentation, fraud, prima facie tort, breach of contract or statutory claims for attorneys fees and costs; and any other claim arising out of an individual's employment or the termination of such employment with either party.

         Section 11. Termination; Effect of Termination.
                     ----------------------------------

                  (a) This Agreement will be terminated upon the first to occur of any of the following events:

                        (i) the Closing or earlier termination of the Purchase Agreement in accordance with its terms;

                        (ii) the mutual written consent of the parties hereto to terminate this Agreement; or

                        (iii) an Event of Termination (as defined below) if the applicable party exercises its option to terminate upon such Event of Termination (except with respect to termination hereof pursuant to subsection
(b)(iii) below, which shall be automatic and shall not require any additional action by either party hereto).

                  (b) Each of the following shall constitute an "Event of Termination":

                        (i) termination by the Company if CCI breaches any of the terms of this Agreement (subject to the right of CCI to cure within thirty
(30) days after written notice of such breach is received by CCI from the Company);



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

                        (ii) termination by the Company if CCI commits any act constituting gross negligence or willful misconduct;

                        (iii) the occurrence of a Bankruptcy Event with respect to the Company. A "Bankruptcy Event" means that the Company (A) has become insolvent, bankrupt or unable to pay its debts as and when due, (B) enters into an assignment for the benefit of creditors, (C) is subject to the appointment of a receiver for all or a substantial part of its business or property, (D) is subject to an attachment of any of its assets that lasts more than 45 days, (E) filed a voluntary petition for bankruptcy in a court of competent jurisdiction, or (F) had an involuntary petition for bankruptcy filed against it which involuntary petition is not dismissed within 45 days of the filing date; and

                        (iv) termination by CCI upon thirty (30) days prior written notice to the Company.

                  (c) The provisions of Section 10 will survive any termination of this Agreement.

                  (d) Upon termination of this Agreement in accordance with the provisions hereof (other than as a result of the Closing), the Company shall automatically assume its obligations as provided in the Network Services Agreement.

         Section 12. Confidential Information.

                  (a) The Company and CCI agree that all information which becomes known to the other party in the course of or in connection with the performance of Services hereunder which is either non-public, confidential or proprietary in nature (including, without limitation, trade secrets) and is owned, developed or possessed by a party or any of its Affiliates, whether in tangible or intangible form, pertaining to that party of any of its Affiliates, customers, suppliers or vendors ("Confidential Information"), including, but not limited to, research and development, operations systems, databases, computer programs and software, designs, models, operating procedures, knowledge of the organization, products (including prices, costs, sales and content), processes, techniques, machinery, contracts, financial information or measures, business methods, future business plans, customers (including the identities of customers and prospective customers, identities of individual contacts at business entities that are customers or prospective customers, preferences, businesses or habits) and business relationships, records, papers, reports or any other document or material whatsoever which includes, reflects or is based upon Confidential Information shall be treated by the parties as confidential, and shall use it solely in connection with the implementation of this Agreement and the Purchase Agreement.

                  (b) Disclosure By Employees. The Company and CCI further agree to use their reasonable efforts to ensure that their respective personnel, both during and after the Effective Period treat such Confidential Information as


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

confidential; do not misappropriate or misuse the Confidential Information for the Company's or CCI's or its personnel's benefit or the benefit of any third party; and make no disclosures of same to third parties without the written consent of the party who owns the Confidential Information.

                  (c) Non-Confidential Information. Confidential Information covered by this Section 12 shall not include (i) information which is generally known to the industry or the general public other than as a result of a breach of this Agreement, or (ii) information furnished to the receiving party by a third party on a non-confidential basis after the date hereof who is not known by the receiving party after due inquiry to be otherwise bound by a confidentiality agreement.

                  (d) Subpoenas for Confidential Information. In the event that either party receives a subpoena or other validly issued administrative or judicial process requesting Confidential Information of the other, such party shall provide prompt written notice to the disclosing party of such receipt in order to afford the disclosing party an opportunity to seek a protective order (it being agreed that if the disclosing party is unable to obtain or does not seek a protective order and the receiving party is legally compelled to disclose such Confidential Information, disclosure of such Confidential Information may be made without liability).

         Section 13. Notices. Any notice, request, demand, waiver or other communication required or permitted to be given under this Agreement shall be given in the manner set forth in the Purchase Agreement.

         Section 14. Assignment. No party to this Agreement will have the right to assign this Agreement without the written consent of the other party, provided that CCI may delegate to one or more Affiliates of CCI performance of CCI's duties under this Agreement; provided that such assignment shall not relieve CCI of its obligations hereunder. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

         Section 15. Amendment. This Agreement may not be modified, altered or amended in any manner except by an agreement in writing, duly executed by the parties hereto.

         Section 16. Relationship of the Parties; Limitation on Liabilities of CCI. CCI and the Company will not, by virtue of this Agreement be deemed partners, joint venturers or co-employers, nor shall CCI be deemed to be the agent or employee of the Company. Subject to Section 10 hereof, CCI will not, by entering into and performing this Agreement, incur any liability for any of the existing obligations, liabilities or debts of the Company, and CCI will not, by acting hereunder assume or become liable for any of the future obligations, debts, or liabilities of the Company, except for Incremental Costs as set forth in Section 9 hereof.



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

         Section 17. Further Assurances. Each of the parties hereto agrees to execute such additional documents and take such other actions as the other party may reasonably request to consummate the transactions contemplated by this Agreement and otherwise as may be necessary to effectively carry out the terms and provisions of this Agreement.

         Section 18. Governing Law. All matters affecting the interpretation of this Agreement and the rights of the parties hereto will be governed by the laws of the State of New York, without regard to its conflict of law principles.

         Section 19. Severability; No Waiver. Each of the respective rights and obligations of the parties under this Agreement will be deemed independent and may be enforced independently irrespective of any of the other rights and obligations set forth in this Agreement. No waivers, express or implied, by either party of any breach of any of the covenants, agreements or duties hereunder of the other party will be deemed to be a waiver of any other breach thereof or the waiver of any other covenant, agreement or duty.

         Section 20. Entire Agreement. This Agreement, the Purchase Agreement and the Transaction Documents contain the entire agreement of the parties with respect to the subject matter hereof, and the parties acknowledge that there are no representations, warranties, covenants or understandings other than those expressly set forth in this Agreement, the Purchase Agreement and the Transaction Documents which relate to the subject matter of this Agreement.

         Section 21. No Restriction on CCI's Unrelated Activities. Nothing herein shall limit the right of CCI to engage in any other business or to devote its time and attention to the management or other aspects of any other business or to render services of any kind; provided that in engaging in such activities, CCI shall not impair the ability of CCI to perform its obligations hereunder or act or in any manner inconsistent with CCI's obligations hereunder.

         Section 22. Continuing Effectiveness. Except as otherwise expressly set forth in this Agreement, the Network Services Agreements shall continue in full force and effect.

         Section 23. Counterparts. This Agreement may be executed in counterparts, and a facsimile signature will be effective as an original signature.

         Section 24. Insurance. The Company shall at all times maintain in full force and effect during the Effective Period employer's liability and worker's compensation insurance that complies with applicable state laws and an Employment Practices Liability Policy substantially comparable to the policy in effect on the date hereof. The Company shall use commercially reasonable efforts to name CCI as an additional insured under such policies.


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         IN WITNESS WHEREOF, the parties hereto have executed this Services and
Management Agreement as of the date first written above.

                                           CHARTER COMMUNICATIONS, INC.


                                           By: /s/ Curtis S. Shaw
                                               --------------------------------
                                           Name: Curtis S. Shaw
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary

                                           HIGH SPEED ACCESS CORP.


                                           By: /s/ Daniel J. O'Brien
                                               --------------------------------
                                           Name: Daniel J. O'Brien
                                           Title: President & CEO










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